UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 1, 2024

American Superconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 East Main Street Ayer, Massachusetts	01432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978)842-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AMSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 5, 2024, American Superconductor Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on August 1, 2024, the Company had acquired all of the issued and outstanding shares of capital stock of Megatran Industries, Inc, a New Jersey corporation, a New Jersey corporation (“Megatran”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) dated as of August 1, 2024.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Megatran Industries, Subsidiaries and Affiliate audited combined balance sheets as of December 31, 2023 and December 31, 2022 and Combined Statements of Operations and Comprehensive Income, Combined Statements of Changes in Stockholders’ Equity, and Combined Statements of Cash Flows for the years ended December 31, 2023 and December 31, 2022, and the related notes, as well as Megatran Industries, Subsidiaries and Affiliate unaudited Combined Balance Sheets as of June 30, 2024 and June 30, 2023 and Combined Statements of Operations and Comprehensive Income, Combined Statements of Changes in Stockholders’ Equity, and Combined Statements of Cash Flows for the six months ended June 30, 2024 and June 30, 2023, and the related notes, are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the three months ended June 30, 2024, and for the year ended March 31, 2024, and the related notes, are attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits:

23.1	Consent of Kreischer Miller, Independent Auditors.
99.1	Megatran Industries, Subsidiaries and Affiliate audited combined financial statements as of and for the years ended December 31, 2023 and 2022.
99.2	Megatran Industries, Subsidiaries and Affiliate unaudited combined financial statements as of and for the six months ended June 30, 2024.
99.3	Unaudited pro forma condensed consolidated financial statements of American Superconductor Corporation as of and for the three months ended June 30, 2024 and for the year ended March 31, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date:	August 6, 2024	By:	/S/ JOHN W. KOSIBA, JR.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer